[                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                March 10, 2009

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                     0-10661                    94-2792841
------------------------           ---------------          --------------------
(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
incorporation or organization                                Identification No.)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On March 10, 2009, in connection with the appointment of Virginia Walker as a director, the board of directors of TriCo Bancshares amended section 15 of its Bylaws to increase the current number of directors to 12. The authorized number of directors is a range of not fewer than eight and not more than 15.

See also the discussion under Item 8.01.

Item 8.01 Other Events.

On March 10, 2009, TriCo Bancshares submitted Restated Articles of Incorporation for filing with the Secretary of State of the State of California. The Restated Articles of Incorporation incorporate an amendment to TriCo's Articles of Incorporation increasing the number of authorized shares of common stock to 50 million shares, which was previously disclosed in a proxy statement filed by the Company and approved by TriCo's shareholders on May 4, 2004, and filed with the Secretary of State of the State of California on May 11, 2004. The Restated Articles of Incorporation make no other changes.

Item 9.01 Financial Statements and Exhibits.

Reference is made to the exhibits listed in the Exhibit Index included with this Form 8-K.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2009           TRICO BANCSHARES
                               (Registrant)

                            By:  /s/Thomas J. Reddish
                                -------------------------
                                Thomas J. Reddish
                                Executive Vice President
                                Chief Financial Officer

                                  Exhibit Index


     Exhibit      Description
     Number       -----------
     ------

      3.1 Restated Articles of Incorporation of TriCo Bancshares, as submitted for filing with the Secretary of State of the State of California on March 10, 2009.

      3.2     Amendment to Section 15 of Bylaws; complete Bylaws as amended

Exhibit 3.1

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                                TRICO BANCSHARES


Richard P. Smith and Thomas Reddish do hereby certify that:

         1.    They are the President and Chief Financial Officer, respectively,
               of   TriCo    Bancshares,    a   California    Corporation   (the
               "Corporation").

         2. The Articles of Incorporation of the Corporation as amended to the date of this Certificate are and restated in full to read as set forth in the attached Exhibit, which is incorporated herein by reference, as if in full.

         3. The foregoing Restated Articles of Incorporation have been duly approved by the board of directors.

         4. The foregoing Restated Articles of Incorporation do not alter or amend in any respect the Articles of Incorporation of this corporation and, pursuant to Section 910 of the California Corporations Code, may be approved by the Board of Directors along and do not required the approval of the outstanding shares.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.


Date:  March 9, 2009              /s/ Richard P. Smith
                                  --------------------------------------
                                  Richard P. Smith, President



                                  /s/ Thomas Reddish
                                  --------------------------------------
                                  Thomas Reddish, Chief Financial Officer

                          EXHIBIT TO RESTATED ARTICLES
                      OF INCORPORATION OF TRICO BANCSHARES


                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                                TRICO BANCSHARES


                                     FIRST

     The name of this Corporation is TriCo Bancshares.

                                     SECOND

     The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                     THIRD

          3.1 The Corporation is authorized to issue two classes of shares designated "Preferred Stock" and "Common Stock," respectively. The number of shares of Preferred Stock authorized to be issued is one million (1,000,000), and the number of shares of Common Stock authorized to be issued is fifty million (50,000,000).

          3.2 The Preferred Stock may be divided into such number of series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

          3.3 Series A Preferred Stock.
              -------------------------
               The rights, preferences and privileges of the Series A Preferred Stock of the Corporation are as set forth in this Section 3.3.

               3.3.1 Designation and Amount.
                     ----------------------
               Thirty Thousand Six Hundred (30,600) of the shares of the Preferred Stock of the Corporation are designated Series A Preferred Stock (hereinafter referred to as "Series A Stock").

               3.3.2 Dividends.
                     ---------
               (a) The holders of shares of Series A Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors out of funds legally available for the purpose, from the date of issue of such shares to and including August 31, 1985, and for each Dividend Period commencing on the first day of each month in each year after August 31, 1985 and ending on and including the day next preceding the first day of the next month (such period ending August 31, 1985 and each of such other periods herein referred to in this Section 3.3 as a "Dividend Period"), at an annual rate of $11.00 per share. The amount of dividend per share payable for the portion of the Dividend Period from the date of original issue of a share of Series A Stock to and including August 31, 1985 and for any other Dividend Period more or less than a full Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which payable. The amount of dividend per share payable for each full Dividend Period commencing after August 31, 1985 shall be computed by dividing the annual dividend rate for each Dividend Period by twelve. Dividends shall be payable when and as declared by the Board of Directors, out of funds legally available therefor, to holders of record on such respective dates not exceeding 15 days preceding the payment date thereof as may be determined by the Board of Directors in advance of such payment date. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date not exceeding 15 days preceding the payment date thereof as may be fixed by the Board of Directors. No dividends shall be declared on any other series or class or classes of Preferred Stock ranking on a parity (as that term is defined in Section 3.3.5(d)) with the Series A Stock as to dividends in respect of any Dividend Period unless there shall likewise be or have keen declared on all shares of Series A Stock at the time outstanding like dividends for all Dividend Periods coinciding with or ending before such Dividend Period, ratably in proportion to the respective dividend rates fixed for all such other series or class or classes of Preferred Stock and the Series A Stock. Dividends shall be cumulative and will accrue on each share of Series A Stock from the date of original issuance thereof. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

               (b) If dividends at the rate per share set out in Section 3.3.2(a) for any Dividend Period shall not have been declared and paid or set apart for payment on all outstanding shares of Series A Stock for such Dividend Period and all preceding Dividend Periods from and after the date of issue thereof, then, until the aggregate deficiency shall be declared and fully paid or set apart for payment, the Corporation shall not (i) declare or pay or set apart for payment any dividends or make any other distribution on the Common Stock of the Corporation or any other capital stock of the Corporation ranking junior to the Series A Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Corporation (which for all purposes shall mean any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary) (the Common Stock and such other stock being herein referred to in this Section 3.3 as "Junior Stock"), other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Stock, or (ii) make any payment on account of the purchase, redemption or other retirement of any Junior Stock.

               3.3.3 Liquidation  Preference.
                     -----------------------
          Upon the voluntary or involuntary liquidation, winding up or dissolution of the Corporation, out of the assets available for distribution to shareholders the holders of Series A Stock shall be entitled to receive, in preference to any payment on the Junior Stock, an amount equal to $100.00 per share plus cumulative dividends as provided in Section 3.3.2 above accrued and unpaid to the date payment is made available to the Series A Stock and no more. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with or prior to the Series A Stock upon liquidation, dissolution or winding up, after the full preferential liquidation amount has been paid to, or determined and set apart for, the Series A Stock, the remaining assets shall be paid to the Junior Stock. If upon any liquidation, dissolution or winding up of the
          Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Series A Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Preferred Stock ranking, as to liquidation, dissolution or winding up, on a parity with the Series A Stock, then such assets, or the proceeds thereof, shall be distributed among the shareholders of Series A Stock and any such other Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares of Series A Stock and any such other Preferred Stock if all amounts payable thereon were paid in full. A reorganization shall not be considered to be a liquidation, winding up or dissolution within the meaning of this Section 3.3.3 and in such event the Series A Stock shall be entitled only to the rights provided in the plan of reorganization and Chapters 12 and 13 of the California General Corporation Law and elsewhere in the Corporation's Articles of Incorporation.

               3.3.4 Redemption.
                     ----------
               (a) The Series A Stock is subject to redemption, out of funds legally available therefor, in whole, or from time to time in part, at the option of the board of directors of the Corporation at or any time after July 1, 1988 or prior thereto upon the approval of at least a majority of the outstanding shares of Series A Stock. If only a part of the Series A Stock is to be redeemed, the redemption shall be carried out pro rata (as nearly as may be). The redemption price shall be $100.00 per share plus cumulative dividends as provided in Section
          3.3.2 above accrued and unpaid to the date fixed for redemption (herein called the "redemption price"). In the case of a redemption of less than all of the Series A Stock at anytime outstanding, no such shares may be redeemed until all dividends accrued and unpaid on all Series A Stock then outstanding, other than the shares to be redeemed, shall have been paid or declared and the full amount thereof set apart for payment.

               (b) The Corporation shall mail a notice of redemption to each holder of record of shares to be redeemed addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or if no such address appears or is given at the place where the principal executive office of the Corporation is located, not earlier than 60 nor later than 20 days before the date fixed for redemption. The notice of redemption shall include (i) the class of shares or the part of a class of shares to be redeemed, (ii) the date fixed for redemption, (iii) the redemption price and (iv) the place at which the shareholders may obtain payment of the redemption price upon surrender of their share certificates. If funds are available on the date fixed for the redemption, then whether or not the share certificates are surrendered for payment of the redemption price, the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled only to receive the redemption price without interest upon surrender of the share certificate. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

               (c) The Corporation shall also cause a copy of the notice of redemption to be published in a newspaper of general circulation in the county in which the principal executive office of the Corporation is located at least once a week for two successive weeks, in each instance on any day of the week, commencing not earlier than 60 nor later than 20 days before the date fixed for redemption. If the Corporation publishes the notice of redemption as provided in this paragraph (c), the failure of the Corporation to comply with the provision for mailing of notice of redemption in paragraph (b) shall not invalidate the redemption of the shares.

               (d) If,  on or  prior  to any  date  fixed  for  redemption,  the
          Corporation deposits with any bank or trust company in this state (which may be an affiliate of the Corporation) as a trust fund a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to publish the notice of redemption thereof (or to complete such publication if theretofore commenced) and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption) the shares so called shall be redeemed and dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon surrender of their certificates therefor. Any interest accrued on such funds shall be paid to the Corporation from time to time. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed. After two years, the bank or trust company shall return to the Corporation funds deposited and not claimed and thereafter the holder of a share certificate for shares redeemed shall look to the Corporation for payment.

               3.3.5  Voting Rights.
                      -------------
               (a)  Except  as  hereinafter  in  this  Section  3.3.5  expressly provided for and as otherwise required by the laws of the State of California, the Series A Stock shall have no voting rights. If there is a default in whole or in part in the payment of 24 or more cumulative monthly dividends, whether or not consecutive, on the Series A Stock as provided for in Section 3.3.2 above, the holders of the outstanding Series A Stock shall have the right, voting separately as a class with holders of shares of any one or more other series of Preferred Stock ranking on a parity with the Series A Stock either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable, to elect two of the authorized number of members of the Board of Directors of the Corporation at the Corporation's next annual meeting of shareholders. At elections for such directors, each holder of Series A Stock shall be entitled to one vote for each share held (the holders of shares of any other series of Preferred Stock ranking on such a parity and having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them). The right of the holders of Series A Stock, voting separately as a class, to elect (either alone or together with the holders of shares of any one or more other series of Preferred Stock ranking on such a parity and having like voting rights) members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on the Series A Stock shall have been fully paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of the Series A Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the Series A Stock shall terminate immediately. Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause, and any vacancy thereby created may be filled, only by the affirmative vote of the holders of Series A Stock voting separately as a class (either alone or together with the holders of shares of any one or more other series of Preferred Stock ranking on such a parity and having like voting rights). If the office of any director elected by the holders of Series A Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

               (b) So long as any shares of Series A Stock remain outstanding, the consent of the holders of at least a majority of the shares of Series A Stock outstanding at the time (voting separately as a class together with all other series of Preferred Stock ranking on a parity with the Series A Stock either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable) shall be necessary to permit, effect or validate any one or more of the following:

                    (i) the  authorization,  creation or issuance of a new class or series of shares having rights, preferences or privileges prior (as that term is defined in Section 3.3.5(d)) to the shares of the Series A Stock, or any increase in the number of authorized shares of any class or series having rights, preferences or privileges prior to the shares of Series A Stock; or

                    (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation of the Corporation which would materially and adversely affect any right, preference, privilege or voting power of the Series A Stock or of the holders thereof, provided, however that any increase in the amount of authorized Common Stock or authorized Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the Series A Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

               (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

               (d) Any class or classes of stock of the Corporation shall be deemed to rank:

                    (i) prior to the Series A Stock as to dividends or as to distribution of assets upon liquidation, dissolution or winding up if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Stock; and

                    (ii) on a parity with the Series A Stock as to  dividends or as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series A Stock if the holders of such class of stock and of the Series A Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority one over the other.

          3.4 Series B Preferred Stock.
              ------------------------
          The rights, preferences and privileges of the Series B Preferred Stock of the Corporation are as set forth in this Section 3.4.

               3.4.1  Designation  and  Amount.
                      ------------------------
          Eight Thousand (8,000) of the shares of the Preferred Stock of the Corporation are designated Series B Preferred Stock (hereinafter referred to as "Series B Stock").

               3.4.2 Dividends.
                     ---------
               (a) The  holders of shares of Series B Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors out of funds legally available for the purpose, from the date of issue of such shares to and including November 30, 1988, and for each Dividend Period commencing on the first day of each month in each year after November 30, 1988 and ending on and including the day next preceding the first day of the next month (such period ending November 30, 1988 and each of such other periods herein referred to in this
          Section 3.4 as a "Dividend Period"), at an annual rate of $52.50 per share. The amount of dividend per share payable for the portion of the Dividend Period from the date of original issue of a share of Series B Stock to and including November 30, 1988 and for any other Dividend Period more or less than a full Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which payable. The amount of dividend per share payable for each full Dividend Period commencing after November 30, 1988 shall be computed by dividing the annual dividend rate for each Dividend Period by twelve. Dividends shall be payable when and as declared by the Board of Directors, out of funds legally available therefor, to holders of record on such respective dates not exceeding 15 days preceding the payment date thereof as may be determined by the Board of Directors in advance of such payment date. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date not exceeding 15 days preceding the payment date thereof as may be fixed by the Board of Directors. No dividends shall be declared on any other series or class or classes of Preferred Stock ranking on a parity (as that term is defined in Section 3.4.5(d)) with the Series B Stock as to dividends in respect of any Dividend Period unless there shall likewise be or have been declared on all shares of Series B Stock at the time outstanding like dividends for all Dividend Periods coinciding with or ending before such Dividend Period, ratably in proportion to the respective dividend rates fixed for all such other series or class or classes of Preferred Stock and the Series B Stock. Dividends shall be cumulative and will accrue on each share of Series B Stock from the date of original issuance thereof. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

               (b) If dividends at the rate per share set out in Section 3.4.2(a) for any Dividend Period shall not have been declared and paid or set apart for payment on all outstanding shares of Series B Stock for such Dividend Period and all preceding Dividend Periods from and after the date of issue thereof, then, until the aggregate deficiency shall be declared and fully paid or set apart for payment, the Corporation shall not (i) declare or pay or set apart for payment any dividends or make any other distribution on the Common Stock of the Corporation or any other capital stock of the Corporation ranking junior to the Series B Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Corporation (which for all purposes shall mean any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary) (the Common Stock and such other stock being herein referred to in this Section 3.4 as "Junior Stock"), other than dividend or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Stock, or (ii) make any payment on account of the purchase, redemption or other retirement of any Junior Stock.

               3.4.3 Liquidation Preference.
                     ----------------------
          Upon the voluntary or involuntary liquidation, winding up or dissolution of the Corporation, out of the assets available for distribution to shareholders the holders of Series B Stock shall be entitled to receive, in preference to any payment on the Junior Stock, an amount equal to $500.00 per share plus cumulative dividends as provided in Section 3.4.2 above accrued and unpaid to the date payment is made available to the Series B Stock and no more. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with or prior to the Series B Stock upon liquidation, dissolution or winding up, after the full preferential liquidation amount has been paid to, or determined and set apart for, the Series B Stock, the remaining assets shall be paid to the Junior Stock. If upon any liquidation, dissolution or winding up of the
          Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Series B Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Preferred Stock ranking, as to liquidation, dissolution or winding up, on a parity with the Series B Stock, then such assets, or the proceeds thereof, shall be distributed among the shareholders of Series B Stock and any such other Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares of Series B Stock and any such other Preferred Stock if all amounts payable thereon were paid in full. A reorganization shall not be considered to be a liquidation, winding up or dissolution within the meaning of this Section 3.4.3 and in such event the Series B Stock shall be entitled only to the rights provided in the plan of reorganization and Chapters 12 and 13 of the California General Corporation Law and elsewhere in the Corporation's Articles of Incorporation.

               3.4.4 Redemption.
                     -----------
               (a) The Series B Stock is subject to redemption, out of funds legally available therefor, in whole, or from time to time in part, at the option of the board of directors of the Corporation at or any time after August 1, 1995 or prior thereto upon the approval of at least a majority of the outstanding shares of Series B Stock. If only a part of the Series B Stock is to be redeemed, the redemption shall be carried out pro rata (as nearly as may be). The redemption price shall be $500.00 per share plus cumulative dividends as provided in Section
          3.4.2 above accrued and unpaid to the date fixed for redemption (herein called the "redemption price"). In the case of a redemption of less than all of the Series B Stock at anytime outstanding, no such shares may be redeemed until all dividends accrued and unpaid on all Series B Stock then outstanding, other than the shares to be redeemed, shall have been paid or declared and the full amount thereof set apart for payment.

               (b) The Corporation shall mail a notice of redemption to each holder of record of shares to be redeemed addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or if no such address appears or is given at the place where the principal executive office of the Corporation is located, not earlier than 60 nor later than 20 days before the date fixed for redemption. The notice of redemption shall include (i) the class of shares or the part of a class of shares to be redeemed, (ii) the date fixed for redemption, (iii) the redemption price and (iv) the place at which the shareholders may obtain payment of the redemption price upon surrender of their share certificates. If funds are available on the date fixed for the redemption, then whether or not the share certificates are surrendered for payment of the redemption price, the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled only to receive the redemption price without interest upon surrender of the share certificate. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

               (c) The Corporation shall also cause a copy of the notice of redemption to be published in a newspaper of general circulation in the county in which the principal executive office of the Corporation is located at least once a week for two successive weeks, in each instance on any day of the week, commencing not earlier than 60 nor later than 20 days before the date fixed for redemption. If the Corporation publishes the notice of redemption as provided in this paragraph (c), the failure of the Corporation to comply with the provision for mailing of notice of redemption in paragraph (b) shall not invalidate the redemption of the shares.

               (d) If,  on or  prior  to any  date  fixed  for  redemption,  the
          Corporation deposits with any bank or trust company in this state (which may be an affiliate of the Corporation) as a trust fund a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to publish the notice of redemption thereof (or to complete such publication if theretofore commenced) and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption) the shares so called shall be redeemed and dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon surrender of their certificates therefor. Any interest accrued on such funds shall be paid to the Corporation from time to time. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed. After two years, the bank or trust company shall return to the Corporation funds deposited and not claimed and thereafter the holder of a share certificate for shares redeemed shall look to the Corporation for payment.

               3.4.5 Voting Rights.
                     --------------
               (a)  Except  as  hereinafter  in  this  Section  3.4.5  expressly provided for and as otherwise required by the laws of the State of California, the Series B Stock shall have no voting rights. If there is a default in whole or in part in the payment of 24 or more cumulative monthly dividends, whether or not consecutive, on the Series B Stock as provided for in Section 3.4.2 above, the holders of the outstanding Series B Stock shall have the right, voting separately as a class with holders of shares of any one or more other series of Preferred Stock ranking on a parity with the Series B Stock either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable, to elect two of the authorized number of members of the Board of Directors of the Corporation at the Corporation's next annual meeting of shareholders. At elections for such directors, each holder of Series B Stock shall be entitled to one vote for each share held (the holders of shares of any other series of Preferred Stock ranking on such a parity and having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them). The right of the holders of Series B Stock, voting separately as a class, to elect (either alone or together with the holders of shares of any one or more other series of Preferred Stock ranking on such a parity and having like voting rights) members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on the Series B Stock shall have been fully paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of the Series B Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the Series B Stock shall terminate immediately. Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause, and any vacancy thereby created may be filled, only by the affirmative vote of the holders of Series B Stock voting separately as a class (either alone or together with the holders of shares of any one or more other series of Preferred Stock ranking on such a parity and having like voting rights). If the office of any director elected by the holders of Series B Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

               (b) So long as any shares of Series B Stock remain outstanding, the consent of the holders of at least a majority of the shares of Series B Stock outstanding at the time (voting separately as a class together with all other series of Preferred Stock ranking on a parity with the Series B Stock either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable) shall be necessary to permit, effect or validate any one or more of the following:

                    (i) the  authorization,  creation or issuance of a new class or series of shares having rights, preferences or privileges prior (as that term is defined in Section 3.4.5(d)) to the shares of the Series B Stock, or any increase in the number of authorized shares of any class or series having rights, preferences or privileges prior to the shares of Series B Stock; or

                    (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation of the Corporation which would materially and adversely affect any right, preference, privilege or voting power of the Series B Stock or of the holders thereof, provided, however that any increase in the amount of authorized Common Stock or authorized Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the Series B Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

               (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series B Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

               (d) Any class or classes of stock of the Corporation shall be deemed to rank:

                    (i) prior to the Series B Stock as to dividends or as to distribution of assets upon liquidation, dissolution or winding up if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series B Stock; and

                    (ii) on a parity with the Series B Stock as to  dividends or as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series B Stock, if the holders of such class of stock and of the Series B Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority one over the other.

               3.4.6 Series A Preferred Stock.
                     ------------------------
               For purposes of the foregoing provisions, the Series A Preferred Stock of the Corporation shall be deemed to rank on a parity with the Series B Stock for purposes of Sections 3.4.2, 3.4.3 and 3.4.5 hereof.

          3.5 Series C Preferred Stock.
              ------------------------
     The rights, preferences and privileges of the Series C Preferred Stock of the Corporation are as set forth in this Section 3.5.

               3.5.1 Designation and Amount.
                     -----------------------
               Seventeen  Thousand (17,000) of the shares of the Preferred Stock
          of  the   Corporation   are  designated   Series  C  Preferred   Stock
          (hereinafter referred to as "Series C Stock").

               3.5.2 Dividends.
                     ----------
               (a) The holders of shares of Series C Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors out of funds legally available for the purpose, from the date of issue of such shares to and including the last day of the month following the month in which such issuance occurred (the "Initial Dividend Period"), and for each whole month thereafter (such Initial Dividend Period and each whole, month thereafter shall be herein referred to in this Section 3.5 as a "Dividend Period"), at an annual rate of $13.50 per share. The amount of dividend per share payable for the Initial Dividend Period and for any other Dividend Period more or less than a full month shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which payable. The amount of dividend per share payable for each full Dividend Period commencing after the Initial Dividend Period, shall be computed by dividing the annual dividend rate for each Dividend Period by twelve. Dividends shall be payable when and as declared by the Board of Directors, out of funds legally available therefor, to holders of record on such respective dates not exceeding 15 days preceding the payment date thereof as may be determined by the Board of Directors in advance of such payment date. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date not exceeding 15 days preceding the payment date thereof as may be fixed by the Board of Directors. No dividends shall be declared on any other series or class or classes of Preferred Stock on a parity (as that term is defined in Section 3.5.5(d)) with the Series C Stock as to dividends in respect of any Dividend Period unless there shall likewise be or have been declared on all shares of Series C Stock at the time outstanding like dividends for all Dividend Periods coinciding with or ending before such Dividend Period, ratably in proportion to the respective dividend rates fixed for all such other series or class or classes of Preferred Stock and the Series C Stock. Dividends shall be cumulative and will accrue on each share of Series C Stock from the date of original issuance thereof. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

               (b) If dividends at the rate per share set out in Section 3.5.2(a) for any Dividend Period shall not have been declared and paid or set apart for payment on all outstanding shares of Series C Stock for such Dividend Period and all preceding Dividend Periods from and after the date of issue thereof, then, until the aggregate deficiency shall be declared and fully paid or set apart for payment, the Corporation shall not (i) declare or pay or set apart for payment any dividends or make any other distribution on the Common Stock of the Corporation or any other capital stock of the Corporation ranking junior to the series C Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Corporation (which for all purposes shall mean any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary) (the Common Stock and such other stock being herein referred to in this Section 3.5 as "Junior Stock"), other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Stock, or (ii) make any payment on account of the purchase, redemption or other retirement of any Junior Stock.

               3.5.3 Liquidation Preference.
                     ----------------------
          Upon the voluntary or involuntary liquidation, winding up or dissolution of the Corporation, out of the assets available for distribution to shareholders the holders of Series C Stock shall be entitled to receive, in preference to any payment on the Junior Stock, an amount equal to $135.00 per share plus cumulative dividends as provided in Section 3.5.2 above accrued and unpaid to the date payment is made available to the Series C Stock and no more. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with or prior to the Series C Stock upon liquidation, dissolution or winding up, after the full preferential liquidation amount has been paid to, or determined and set apart for, the Series C Stock, the remaining assets shall be paid to the Junior Stock. If upon any liquidation, dissolution or winding up of the
          Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Series C Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Preferred Stock ranking, as to liquidation, dissolution or winding up, on a parity with the Series C Stock, then such assets, or the proceeds thereof, shall be distributed among the shareholders of Series C Stock and any such other Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares of Series C Stock and any such other Preferred Stock if all amounts payable thereon were paid in full. A reorganization shall not be considered to be a liquidation, winding up or dissolution within the meaning of this Section 3.5.3 and in such event the Series C Stock shall be entitled only to the rights provided in the plan of reorganization and Chapters 12 and 13 of the California General Corporation Law and elsewhere in the Corporation's Articles of Incorporation.


               3.5.4 Redemption.
                     -----------
               (a) The Series C Stock is subject to redemption, out of funds legally available therefor, in whole, or from time to time in part, at the option of the board of directors of the Corporation at or any time after four years from the date such Series C Stock is issued, or prior thereto upon the approval of at least a majority of the outstanding shares of Series C Stock. If only a part of the Series C Stock is to be redeemed, the redemption shall be carried out pro rata (as nearly as may be). The redemption price shall be $135.00 per share plus cumulative dividends as provided in Section 3.5.2 above accrued and unpaid to the date fixed for redemption (herein called the "redemption price"). In the case of a redemption of less than all of the Series C Stock at anytime outstanding, no such shares may be redeemed until all dividends accrued and unpaid on all Series C Stock then outstanding, other than the shares to be redeemed, shall have been paid or declared and the full amount thereof set apart for payment.

               (b) The Corporation shall mail a notice of redemption to each holder of record of shares to be redeemed addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or if no such address appears or is given at the place when the principal executive office of the Corporation is located, not earlier than 60 nor later than 20 days before the date fixed for redemption. The notice of redemption shall include (i) the class of shares or the part of a class of shares to be redeemed, (ii) the date fixed for redemption, (iii) the redemption price and (iv) the place at which the shareholders may obtain payment of the redemption price upon surrender of their share certificates. If funds are available on the date fixed for the redemption, then whether or not the share certificates are surrendered for payment of the redemption price, the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled only to receive the redemption price without interest upon surrender of the share certificates. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

               (c) The Corporation shall also cause a copy of the notice of redemption to be published in a newspaper of general circulation in the county in which the principal executive office of the Corporation is located at least once a week for two successive weeks, in each instance on any day of the week, commencing not earlier than 60 nor later than 20 days before the date fixed for redemption. If the Corporation publishes the notice of redemption as provided in this paragraph (c), the failure of the Corporation to comply with the provision for mailing of notice of redemption in paragraph (b) shall not invalidate the redemption of the shares.

               (d) If,  on or  prior  to any  date  fixed  for  redemption,  the
          Corporation deposits with any bank or trust company in this state (which may be an affiliate of the Corporation) as a trust fund a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to publish the notice of redemption thereof (or to complete such publication if theretofore commenced) and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption) the shares so called shall be redeemed and dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon surrender of their certificates therefor. Any interest accrued on such funds shall be paid to the Corporation from time to time. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed. After two years, the bank or trust company shall return to the Corporation funds deposited and not claimed and thereafter the holder of a share certificate for shares redeemed shall look to the Corporation for payment.

               3.5.5 Voting Rights.
                     --------------
               (a)  Except  as  hereinafter  in  this  Section  3.5.5  expressly provided for and as otherwise required by the laws of the State of California, the Series C Stock shall have no voting rights. If there is a default in whole or in part in the payment of 24 or more cumulative monthly dividends, whether or not consecutive, on the Series C Stock as provided for in Section 3.5.2 above, the holders of the outstanding Series C Stock shall have the right, voting separately as a class with holders of shares of any one or more other series of Preferred Stock ranking on a parity with the Series C Stock either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been, conferred and are exercisable, to elect a majority of the Board of Directors of the Corporation at the Corporation's next annual meeting of shareholders. At elections for such directors, each holder of Series C Stock shall be entitled to one vote for each share held (the holders of shares of any other series of Preferred Stock ranking on such a parity and having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them). The right of the holders of Series C Stock, voting separately as a class, to elect (either alone or together with the holders of shares of any one or more other series of Preferred Stock ranking on such a parity and having like voting rights) members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on the Series C Stock shall have been fully paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to reverting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of the Series C Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the Series C Stock shall terminate immediately. Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause, and any vacancy thereby created may be filled, only by the affirmative vote of the holders of Series C Stock voting separately as a class (either alone or together with the holders of shares of any one or more other series of Preferred Stock ranking on such a parity and having like voting rights). If the office of any director elected by the holders of Series C Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

               (b) So long as any shares of Series C Stock remain outstanding, the consent of the holders of at least a majority of the shares of Series C Stock outstanding at the time (voting separately as a class together with all other series of Preferred Stock ranking on a parity with the Series C Stock either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable) shall be necessary to permit, effect or validate any one or more of the following:

                    (i) the  authorization,  creation or issuance of a new class or series of shares having rights, preferences or privileges prior (as that term is defined in Section 3.5.5(d)) to the shares of the Series C Stock, or any increase in the number of authorized shares of any class or series having rights, preferences or privileges prior to the shares of Series C Stock; or

                    (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation of the Corporation which would materially and adversely affect any right, preference, privilege or voting power of the Series C Stock or of the holders thereof, provided, however that any increase in the amount of authorized Common Stock or authorized Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the Series C Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

               (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series C Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

               (d) Any class or classes of stock of the Corporation shall be deemed to rank:

                    (i) prior to the Series C Stock as to dividends or as to distribution of assets upon liquidation, dissolution or winding up if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series C Stock; and

                    (ii) on a parity with the Series C Stock as to  dividends or as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series C Stock, if the holders of such class of stock and of the Series C Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority one over the other.

               3.5.6 Series A Preferred Stock and Series B Preferred Stock
                     -----------------------------------------------------
          For purposes of the foregoing provisions, the Series A Preferred Stock and the Series B Preferred Stock of the Corporation shall be deemed to rank on a parity with the Series C Stock for purposes of Sections 3.5.2, 3.5.3 and 3.5.5 hereof.

          3.6 Series AA Preferred Stock.
              -------------------------
          The rights, preferences and privileges of the Series AA Preferred Stock of the Corporation are as set forth in this Section 3.6.

               3.6.1 Designation and Amount.
                     ----------------------
          One Hundred Fifty Thousand (150,000) of the shares of the Preferred Stock of the Corporation are designated as Series AA Junior Participating Preferred Stock (the "Series AA Preferred Stock"). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series AA Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series AA Preferred Stock.

               3.6.2  Dividends and Distributions.
                      ----------------------------
               (a) Subject to the rights of the holders of any shares of any series of Series AA Preferred stock (or any similar stock) ranking prior and superior to the Series AA Preferred Stock with respect to dividends, the holders of shares of Series AA Preferred Stock, in preference to the holders of shares of Common Stock, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on any regular quarterly dividend payment date as shall be established by the Board of Directors (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series AA Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series AA Preferred Stock. In the event the Corporation shall at any time after July 10, 2001 (the "Rights Declaration Date"), declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series AA Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (b) The Corporation shall declare a dividend or distribution on the Series AA Preferred Stock as provided in Section 3.6.2(d) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series AA Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series AA Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series AA Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series AA Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may, in accordance with applicable law, fix a record date for the determination of holders of shares of Series AA Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

               3.6.3    Voting Rights.
                        --------------
          The holders of shares of Series AA Preferred Stock shall have the following voting rights:

               (a) Each share of Series AA Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation.

               (b) Except as otherwise provided in the Corporation's Articles of Incorporation, or by law, the holders of shares of Series AA Preferred Stock, the holders of shares of Common Stock, and the holders of shares of any other capital stock of the Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

               (c) Except as set forth in the Corporation's Articles of Incorporation, and except as otherwise provided by law, holders of Series AA Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

               3.6.4    Certain Restrictions.
                        ---------------------
               (a) Whenever quarterly dividends or other dividends or distributions payable on the Series AA Preferred Stock as provided in
          Section 3.6.2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series AA Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                    (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series AA Preferred Stock;

                    (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series AA Preferred Stock, except dividends paid ratably on the Series AA Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                    (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series AA Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series AA Preferred Stock; or

                    (iv) redeem or purchase or otherwise acquire for consideration any shares of Series AA Preferred Stock, or any shares of stock ranking on a parity with the Series AA Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

               (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under
          Section 3.6.4(a), purchase or otherwise acquire such shares at such time and in such manner.

               3.6.5 Reacquired Shares.
                     ------------------
          Any shares of Series AA Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of Series AA Preferred Stock and may be reissued as part of a new series of Series AA Preferred Stock subject to the conditions and restrictions on issuance set forth in the Corporation's Articles of Incorporation, and by any subsequent amendments, or as otherwise required by law.

               3.6.6 Liquidation, Dissolution or Winding Up.
                     --------------------------------------
          Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series AA Preferred Stock unless, prior thereto, the holders of shares of Series AA Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series AA Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series AA Preferred Stock, except distributions made ratably on the Series AA Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series AA Preferred Stock were entitled immediately prior to such event under the provision in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               3.6.7 Consolidation, Merger, Etc.
                     --------------------------
          In case the Corporation shall enter into any consolidation, merger, statutory share exchange, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series AA Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series AA Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

               3.6.8    No Redemption.
                        --------------
          The shares of Series AA Preferred Stock shall not be redeemable.

               3.6.9 Rank.
                     -----
          The Series AA Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

               3.6.10 Amendment.
                      ---------
          The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series AA Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series AA Preferred Stock, voting together as a single class.

               3.6.11 Fractional Shares.
                      ------------------
          Series AA Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series AA Preferred Stock.

                                     FOURTH

     The number of directors of this Corporation shall be set forth in the Bylaws of the Corporation as adopted and amended from time to time in the manner authorized by law.

                                     FIFTH

     The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. No amendment or repeal of this Article FIFTH by the shareholders of this Corporation shall adversely affect any right or protection of a director of this Corporation existing at the time of such amendment or repeal.

                                     SIXTH

     This Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with such agents, votes of shareholders or disinterested directors or otherwise, or any combination of the foregoing, in excess of the indemnification otherwise permitted by Section 317 of the Corporation Code, subject only to the limits set forth in Section 204 of the Corporations Code with respect to actions for breach of duty to the Corporation and its shareholders. No amendment or repeal of this Article SIXTH by the Shareholders of this Corporation shall adversely affect any Corporation existing at the time of such amendment or repeal.

                                    SEVENTH

          7.1 The Board of Directors, when evaluating any offer of another party to (a) make a tender or exchange offer for the equity securities of the Corporation or any subsidiary, (b) merge or consolidate the Corporation or any subsidiary with another corporation, or (c) purchase or otherwise acquire all or substantially all of the properties or assets of the Corporation, or of any subsidiary, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, give due consideration to all relevant factors, including by way of illustration, but not limitation, any or all of the following:

               7.1.1 Whether the offer is acceptable based on historical operating results and the financial condition of the Corporation and its subsidiaries, and its future prospects;

               7.1.2 Whether a more favorable offer could be obtained for the Corporation's or its subsidiaries, securities or assets in the foreseeable future;

               7.1.3 The social, economic or any other material impact which an acquisition of the equity securities of the Corporation or substantially all of its assets would have upon the employees and customers of the Corporation and its subsidiaries and the community which they serve;

               7.1.4 The reputation and business practices of the offeror and its management and affiliates as they would affect the employees and customers of the Corporation and its subsidiaries and the future value of the Corporation's stock;

               7.1.5 The value of the securities, if any, which the offeror is offering in exchange for the Corporation's or its subsidiaries' securities or assets based on an analysis of the worth of the Corporation or of its subsidiaries as compared to the offeror corporation or other entity whose securities are being offered; and

               7.1.6 Any antitrust or other legal or regulatory issues raised by the offer.

          7.2 If the Board of Directors determines an offer should be rejected, it may take any lawful action to accomplish its purpose including, but not limited to, any or all of the following:

               7.2.1 Advising shareholders not to accept the offer;

               7.2.2 Litigation against the offeror;

               7.2.3 Filing complaints with any governmental and regulatory authorities;

               7.2.4 Acquiring the Corporation's securities;

               7.2.5 Selling or otherwise issuing authorized but unissued securities or treasury stock or granting options with respect thereto;

               7.2.6 Acquiring a company to create an antitrust or other regulatory problem for the offeror;

               7.2.7 Obtaining a more favorable offer from another individual or entity.

          7.3 Notwithstanding the fact that by law or by agreement with a national securities exchange or otherwise, no vote, or lesser vote, of shareholders may be specified or permitted, the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock of the Corporation shall be required to approve any offer described in Section 7.1.

     The provisions of Sections 7.1, 7.2 and 7.3 of these Articles of Incorporation may be amended only by the affirmative vote of two-thirds of the outstanding shares of Common Stock of the Corporation, and by the affirmative vote of two-thirds of the outstanding shares of Preferred Stock of the Corporation, if any.

Exhibit 3.2

Text of Amendment to Section 15 of Bylaws

The first paragraph of Section 15 of the Bylaws is amended to read as follows:

         Section 15. Number and Qualification of Directors.
                     -------------------------------------
          The authorized number of directors shall be not less than eight (8) nor more than fifteen (15) unless and until changed by an amendment to this Section 15 adopted by the shareholders pursuant to Section 48 of these Bylaws. The exact number of directors within said range shall be fixed by an amendment to this Section 15 adopted by the Board of Directors; and unless and until so amended, the exact number of directors is hereby fixed at twelve (12). A reduction in the authorized number of directors shall not remove any director prior to the expiration of such director's term of office

================================================================================

                                     BY-LAWS

                                       OF

                                TRICO BANCSHARES

================================================================================











Last Amended
                                 March 10, 2009

                                TABLE OF CONTENTS



ARTICLE I - Offices                                                        Page

         Section 1.        Principal Office..................................1
         Section 2.        Other Offices.....................................1

ARTICLE II - Meeting of Shareholders

         Section 3.        Place of Meetings.................................1
         Section 4.        Annual Meetings...................................1
         Section 5.        Special Meetings..................................2
         Section 6.        Notice of Shareholders' Meetings..................2
         Section 7.        Quorum............................................3
         Section 8.        Adjourned Meeting.................................3
         Section 9.        Waiver or Consent by Shareholders.................4
         Section 10.       Action Without Meeting............................5
         Section 11.       Voting Rights; Cumulative Voting..................5
         Section 12.       Proxies...........................................6
         Section 13.       Inspectors of Election............................7

ARTICLE III - Directors, Management

         Section 14.       Powers............................................7
         Section 15.       Number and Qualification of Directors.............8
         Section 15A.      Directors Emeritus................................9
         Section 16.       Election and Term of Office.......................9
         Section 17.       Removal of Directors..............................9
         Section 18.       Vacancies........................................10
         Section 19.       Place of Meetings................................10
         Section 20.       Organizational Meetings..........................11
         Section 21.       Other Regular Meetings ..........................11
         Section 22.       Special Meetings.................................11
         Section 23.       Quorum...........................................11
         Section 24.       Contents of Notice and Waiver of Notice..........12
         Section 25.       Adjournment......................................12
         Section 26.       Notice of Adjournment............................12
         Section 27.       Telephone Participation..........................12
         Section 28.       Action Without Meeting...........................12
         Section 29.       Fees and Compensation............................12

ARTICLE IV - OFFICERS

         Section 30.       Officers.........................................13
         Section 31.       Election.........................................13
         Section 32.       Subordinate Officers.............................13
         Section 33.       Removal and Resignation..........................13
         Section 34.       Vacancies........................................13
         Section 35.       Chairman of the Board............................14
         Section 36.       President........................................14
         Section 37.       Vice Presidents..................................14
         Section 38.       Secretary........................................14
         Section 39.       Treasurer........................................15

ARTICLE V - General Corporate Matters

         Section 40.       Record Date and Closing of Stockbooks............16
         Section 41.       Corporate Records and Inspection by
                           Shareholders and Directors.......................16
         Section 42.       Checks, Drafts, Evidences of Indebtedness........17
         Section 43.       Corporate Contracts and Instruments;
                           How Executed.....................................17
         Section 43A.      Representation of Shares.........................17
         Section 44.       Stock Certificates...............................18
         Section 45.       Lost Certificates................................18
         Section 46.       Reports to Shareholders..........................18
         Section 47.       Indemnity of Officers, Directors, etc. ..........19

ARTICLE VI - Amendments

         Section 48.       Amendments by Shareholders.......................24
         Section 49.       Amendments by Directors..........................24

ARTICLE VII - Committees of the Board

         Section 50.       Committees of the Board of Directors.............24
         Section 51.       Loans or Guaranties to Officers..................25

                                     BY-LAWS
                                       OF
                                TRICO BANCSHARES
                       (A California Banking Corporation)


                                    ARTICLE I
                                     Offices
                                     -------
Section 1.        Principal Office.
                  ----------------
     The principal executive office in the State of California for the transaction of the business of the corporation (called the principal office) is fixed and located at:

                             63 Constitution Drive
                             Chico, California

     The Board of Directors shall have the authority from time to time to change the principal office from one location to another within the State by amending this Section 1.

Section 2. Other Offices.
           -------------
     One or more branches or other subordinate offices may at any time be fixed and located by the Board of Directors at such place or places within or without the State of California as it deems appropriate.


                                   ARTICLE II
                            Meetings of Shareholders
                            ------------------------

Section 3. Place of Meetings.
           -----------------
     Meetings of the shareholders shall be held at any place within or outside the State of California that may be designated either by the Board of Directors in accordance with these By-Laws, or by the written consent of all persons entitled to vote at the meeting, given either before or after the meeting and filed with the Secretary of the corporation. If no such designation is made, the meetings shall be held at the principal office of the corporation designated in
Section 1 of these By-laws.

Section 4. Annual Meetings.
           ---------------
     The annual meeting of the shareholders shall be held on the third Tuesday of May of each year, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at the hour of 5:00 p.m., at which time the shareholders shall elect a Board of Directors, consider reports of the affairs of the corporation, and transact such other business as may properly be brought before the meeting.

     If the annual meeting of shareholders shall not be held on the date above specified, the Board of Directors shall cause such a meeting to be held as soon thereafter as convenient, and any business transacted or election held at such meeting shall be as valid as if transacted or held at an annual meeting on the date above specified.

Section 5. Special Meetings.
           ----------------
     Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, Chairman of the Board of Directors, the President, or by holders of shares entitled to cast not less than 10 percent (10%) of the votes at the meeting.


Section 6. Notice of Shareholders' Meetings.
           --------------------------------
     Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (1) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (2) in the case of the annual meeting, those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders, but subject to the provisions of Section 601(f) of the Corporations Code, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

     Notice of a shareholders' meeting shall be given either personally or by first-class mail, or other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal office of the corporation is located. The notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.

     Notwithstanding the foregoing, whenever the corporation has outstanding shares held of record by 500 or more persons, notice may be given by third class mail as provided in Sections 601(a) and 601(b) of the Corporations Code.

     If any notice addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal office of the corporation for a period of one year from the date of the giving of the notice to all other shareholders.

     Upon request in writing to the Chairman of the Board of Directors, President, Vice President or Secretary by any person entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request.

Section 7. Quorum.
           ------
     The presence at any meeting, in person or by proxy, of the persons entitled to vote a majority of the voting shares of the corporation shall constitute a quorum for the transaction of business. Shareholders present at a valid meeting at which a quorum is initially present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by persons voting more than 25 percent of the voting shares.

Section 8. Adjourned
           ---------
     Meeting. Any annual or special shareholders' meeting may be adjourned from time to time, even though a quorum if not present, by vote of the holders of a majority of the voting shares present at the meeting either in person or by proxy, provided that in the absence of a quorum, no other business may be transacted at the meeting except as provided in Section 7.

     Notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

Section 9. Waiver or Consent by Shareholders.
           ---------------------------------
     The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by Section of these By-Laws or
Section 601(f) of the Corporations Code to be included in the notice but not so included, if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, except as provided in Section 601(f) of the California Corporations Code.

Section 10. Action Without Meeting.
            ----------------------
     Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, except that unanimous written consent shall be required for election of directors to non-vacant positions.

     Unless the consents of all shareholders entitled to vote have been solicited or received in writing, notice shall be given to non-consenting shareholders to the extent required by Section 603(b) of the California Corporations code.

     Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

Section 11. Voting Rights; Cumulative Voting.
            --------------------------------
     Only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the record date fixed by the Board of Directors as provided in Section 40 for the determination of shareholders of record shall be entitled to notice of and to vote at such meeting of shareholders. If no record date is fixed, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is given; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

     Except as provided in the next following sentence and except as may be otherwise provided in the Articles of Incorporation, each shareholder entitled to vote shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders. In the election of directors, each such shareholder complying with the following paragraph may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit.

     No shareholder shall be entitled to cumulate votes in favor of any candidate or candidates unless such candidate's or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, such fact shall be announced to all shareholders and proxies present, who may then cumulate their votes for candidates in nomination.

     In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

     Voting may be by voice or ballot, provided that any election of directors must be by ballot upon the demand of any shareholder made at the meeting and before the voting begins.

Section 12. Proxies.
            -------
     Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares. All proxies must be in writing and must be signed by the shareholder confirming the proxy or his attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in Section 705 of the Corporations Code. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting, by attendance at such meeting and voting in person, by the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

Section 13. Inspectors of Election.
            ----------------------
     In advance of any meeting of shareholders the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to reflect those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed. If there are three inspections of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

     The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

                                   ARTICLE III
                              Directors; Management
                              ---------------------
Section 14. Powers.
            ------
     Subject to any provisions of the Articles of Incorporation, of the By-Laws and of law limiting the powers of the Board of Directors or reserving powers to the shareholders, the Board of Directors shall, directly or by delegation, manage the business and affairs of the corporation and exercise all corporate powers permitted by law.

Section 15. Number and Qualification of Directors.
            -------------------------------------
     The authorized number of directors shall be not less than eight (8) nor more than fifteen (15) unless and until changed by an amendment to this Section 15 adopted by the shareholders pursuant to Section 48 of these Bylaws. The exact number of directors within said range shall be fixed by an amendment to this
Section 15 adopted by the Board of Directors; and unless and until so amended, the exact number of directors is hereby fixed at twelve (12). A reduction in the authorized number of directors shall not remove any director prior to the expiration of such director's term of office.

     Directors need not be shareholders of the corporation; however, no person may serve as a director of this corporation who is seventy-five (75) years of age or older at the time of election.

     Nomination for election of members to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors.

     Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than twenty-one (21) days nor more than sixty (60) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth
(10th) day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) a statement or evidence showing that each proposed nominee is qualified to serve as director; (c) the principal occupation of each proposed nominee; (d) the number of shares of capital stock of the corporation owned by each proposed nominee; (e) the name and residence address of the notifying shareholder; and (f) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and, upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected.

Section 15A. Directors Emeritus.
             ------------------
     Any Director who has retired from the Board of Directors due to such person attaining the age of 75, and therefore not being eligible to stand for reelection, or because such person determined at an earlier age not to stand for reelection, may be appointed Director Emeritus by a resolution approved by a majority of the Board of Directors of the Corporation. Director Emeritus shall be merely an honorary position. A Director Emeritus may attend meetings of the Board of Directors but shall not be an active Director with any rights, responsibilities, or powers of a Director.

Section 16. Election and Term of Office.
            ---------------------------
     The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, said annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in Section 17, begin immediately after their election and shall continue until their respective successors are elected and qualified.

Section 17. Removal of Directors.
            --------------------
     A director may be removed from office by the Board of Directors if he is declared of unsound mind by the order of court or convicted of a felony. Any or all of the directors may be removed from office without cause by a vote of shareholders holding a majority of the outstanding shares entitled to vote at an election of directors; however, unless the entire Board of Directors is removed, an individual director shall not be removed if the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast, or, if such action is taken by written consent, all shares entitled to vote were voted, and the entire number of directors authorized at the time of the director's most recent election were then being elected. A director may also be removed from office by the Superior Court of the county in which the principal office is located, at the suit of shareholders holding at least ten percent (10%) of the number of outstanding shares of any class, in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation, in the manner provided by law.

     No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

Section 18. Vacancies.
            ---------
     Vacancy or vacancies on the Board of Directors shall exist on the death, resignation, or removal of any director, or if the authorized number of directors is increased or the shareholders fail to elect the full authorized number of directors.

     Except for a vacancy created by the removal of a director, vacancies on the Board of Directors may be filled by a majority of the remaining directors although less than a quorum, or by a sole remaining director, and each director elected in this manner shall hold office until his successor is elected at an annual or special shareholders' meeting.

     The shareholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal requires the consent of a majority of the outstanding shares entitled to vote.

     Any director may resign effective upon giving written notice to the Chairman of the Board of Directors, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

Section 19. Place of Meetings.
            -----------------
     Regular and special meetings of the Board of Directors shall be held at any place within or outside the State of California that is designated by resolution of the Board or, either before or after the meeting, consented to in writing by all the Board members. If the place of a regular or special meeting is not fixed by resolution or written consents of the Board, it shall be held at the corporation's principal office.

Section 20. Organizational Meetings.
            -----------------------
     Immediately following each annual shareholders' meeting, the Board of Directors shall hold an organizational meeting to organize, elect officers, and transact other business. Notice of this meeting shall not be required.

Section 21. Other Regular Meetings.
            -----------------------
     The Board of Directors, shall by resolution adopted by a majority of the authorized number of directors, fix the date and time for other regular meetings of the Board of Directors. Notice of these regular meetings shall not be required.

Section 22. Special Meetings.
            -----------------
     Special meetings of the Board of Directors for any purpose may be called at any time by the Chairman of the Board of Directors, or the President, or any Vice President, or the Secretary, or any two directors.

     Special meetings of the Board shall be held upon four days' notice by mail or 48 hours' notice delivered personally or by telephone or telegraph. If notice is by telephone, it shall be complete when the person calling the meeting believes in good faith that the notified person has heard and acknowledged the notice. If the notice is by mail or telegraph, it shall be complete when deposited in the United States mail or delivered to the telegraph office at the place where the corporation's principal office is located, charges prepaid and addressed to the notified person at such person's address appearing on the corporate records or, if it is not on these records or is not readily ascertainable, at the place where the regular Board meeting is held.

Section 23. Quorum.
            ------
     A majority of the authorized number of directors, but in no event less than two (unless the authorized number of directors is one), shall constitute a quorum for the transaction of business, except to adjourn a meeting under
Section 25. Every act done or decision made by a majority of the directors present at a meeting at which a quorum is present shall be regarded as the act of the Board of Directors, unless the vote of a greater number is required by law, the Articles of Incorporation, or these By-Laws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by a majority of the required quorum for such meeting.

Section 24. Contents of Notice and Waiver of Notice.
            ---------------------------------------
     Neither the business to be transacted at, nor the purpose of, any regular or special Board meeting need be specified in the notice or waiver of notice of the meeting. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, either before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to said director. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 25. Adjournment.
            -----------
     A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place.

Section 26. Notice of Adjournment.
            ---------------------
     Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place are fixed at the meeting being adjourned, except that if the meeting is adjourned for more than 24 hours such notice shall be given prior to the adjourned meeting to the directors who were not present at the time of the adjournment.

ection 27. Telephone Participation.
           -----------------------
     Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meetings can hear one another. Such participation constitutes presence in person at such meeting.

Section 28. Action without Meeting.
            ----------------------
     The Board of Directors may take any action without a meeting that may be required or permitted to be taken by the Board at a meeting, if all members of the Board individually or collectively consent in writing to the action. The written consent or consents shall be filed in the minutes of the proceedings of the Board. Such action by written consent shall have the same effect as an unanimous vote of directors.

Section 29. Fees and Compensation.
            ---------------------
     Directors and members of committees shall receive neither compensation for their services nor reimbursement for their expenses unless these payments are fixed by resolution of the Board.

                                   ARTICLE IV
                                    Officers
                                    --------
Section 30. Officers.
            ---------
     The officers of the corporation shall be a President, a Secretary, and a Treasurer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and any other officers who may be appointed under Section 32 of these By-Laws. Any two or more offices may be held by the same person.

Section 31. Election.
            --------
     The officers of the corporation, except those appointed under Section 32 of these By-Laws, shall be chosen annually by the Board of Directors, and each shall hold his office until he resigns or is removed or otherwise disqualified to serve, or his successor is elected and qualified.

Section 32. Subordinate Officers.
            --------------------
     The Board of Directors may appoint, and may authorize the President to appoint, any other officers that the business of the corporation may require, each of whom shall hold office for the period, have the authority, and perform the duties specified in the By-Laws or by the Board of Directors.

Section 33. Removal and Resignation.
            -----------------------
     Any officer may be removed with or without cause either by the Board of Directors at any regular or special directors meeting or, except for an officer chosen by the Board, by any officer on whom the power of removal may be conferred by the Board.

     Any officer may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the corporation. An officer's resignation shall take effect when it is received or at any later time specified in the resignation. Unless the resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective.

Section 34. Vacancies.
            ----------
     A  vacancy  in  any  office   because  of  death,   resignation,   removal,
disqualification, or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to the office.

Section 35. Chairman of the Board.
            ----------------------
     The Board of Directors may in its discretion elect a Chairman of the Board, who shall preside at all meetings of the directors and shareholders at which he is present and shall exercise and perform any other powers and duties assigned to him by the Board or prescribed by the By-Laws.

Section 36. President. Subject to any supervisory powers that may be given by the Board of Directors or the By-Laws to the Chairman of the Board, the President shall be the corporation's chief executive officer and shall, subject to the control of the Board of Directors, have general supervision, direction, and control over the corporation's business and officers. The President shall preside as chairman at all meetings of the shareholders and directors not presided over by the Chairman of the Board. He shall be ex officio a member of all the standing committees, shall have the general powers and duties of management usually vested in a corporation's president; shall have any other powers and duties that are prescribed by the Board of Directors or the By-Laws; and shall be primarily responsible for carrying out all orders and resolutions of the Board of Directors.

Section 37. Vice Presidents.
            ----------------
     If the President is absent or is unable or refuses to act, the Vice Presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions on, the President. Each Vice President shall have any other powers and perform any other duties that are prescribed for him by the Board of Directors or the By-Laws.

Section 38. Secretary.
            ----------
     The Secretary shall keep or cause to be kept, and be available at the principal office and any other place that the Board of Directors specifies, a book of minutes of all directors' and shareholders' meeting. The minutes of each meeting shall state the time and place that it was held; whether it was regular or special; if a special meeting, how it was authorized; the notice given; the names of those present or represented at shareholders' meeting; and the proceedings of the meetings. A similar minute book shall be kept for any committees, if required by the Board.

     The Secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or duplicate share register, showing the shareholders' names and addresses, the number and classes of shares held by each, the number and date of each certificate issued for these shares, and the number and date of cancellation of each certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all directors' and shareholders' meetings required to be given under these By-Laws or by law, shall keep the corporate seal in safe custody, and shall have any other powers and perform any other duties that are prescribed by the Board of Directors or these By-Laws.

Section 39. Treasurer.
            ---------
     Treasurer shall be the corporation's chief financial officer and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the corporation's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The Treasurer shall deposit all money and other valuables in the name and to the credit of the corporation with the depositories designated by the Board of Directors. He shall disburse the corporation's funds as ordered by the Board of Directors; shall render to the President and directors, whenever they request it, an account of all his transactions as Treasurer and of the corporation's financial condition; and shall have any other powers and perform any other duties that are prescribed by the Board of Directors or By-Laws.

     If required by the Board of Directors, the Treasurer shall give the corporation a bond in the amount and with the surety or sureties specified by the Board for faithful performance of the duties of his office and for restoration to the corporation of all its books, papers, vouchers, money, and other property of every kind in his possession or under his control on his death, resignation, retirement, or removal from office.

                                    ARTICLE V
                            General Corporate Matters

Section 40. Record Date and Closing of Stockbooks.
            -------------------------------------
     The Board of Directors may fix a time in the future as a record date for determining shareholders entitled to notice of and to vote at any shareholders' meeting; to receive any dividend, distribution, or allotment of rights; or to exercise rights in respect of any other lawful action, including change, conversion, or exchange of shares. The record date shall not, however, be more than sixty (60) nor less than ten (10) days prior to the date of such meeting nor more than 60 days prior to any other action. If a record date is fixed for a particular meeting or event, only shareholders of record on that date are entitled to notice and to vote and to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

     A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than 45 days.

Section 41. Corporate Records and Inspection by Shareholders and Directors.
            ---------------------------------------------------------------
Books and records of account and minutes of the proceedings of the shareholders, Board, and committees of the Board shall be kept available for inspection at the principal office. A record of the shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each, shall be kept available for inspection at the principal office or at the office of the corporation's transfer agent or registrar.

     A shareholder or shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation shall have an absolute right to do either or both of the following: (1) inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five business days' prior written demand upon the corporation, or (2) obtain from the transfer agent for the corporation, upon five business days' prior written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interests as a shareholder or holder of a voting trust certificate. Inspection and copying may be made in person or by agent or attorney.

     Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and make extracts.

Section 42. Checks, Drafts,  Evidences of Indebtedness.
            -------------------------------------------
     All checks, drafts, or other orders for payment of money, notes and all mortgages, or other evidences of indebtedness, issued in the name of or payable to the corporation, and all assignments and endorsements of the foregoing, shall be signed or endorsed by the person or persons and in the manner specified by the Board of Directors.

Section 43. Corporate  Contracts and  Instruments;  How Executed.
            -----------------------------------------------------
     Except as otherwise provided in the By-Laws, officers, agents, or employees must be authorized by the Board of Directors to enter into any contract or execute any instrument in the corporation's name and on its behalf. This authority may be general or confined to specific instances.

Section 43A Representation of Shares of Other Corporation.
            ---------------------------------------------
     The chairman of the board, the president, or any other person authorized by resolution of the board of directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority granted to these officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

Section 44. Stock Certificates.
            -------------------
     One or more certificates for shares of the corporation's capital stock shall be issued to each shareholder for any of his shares that are fully paid up. The corporate seal or its facsimile may be fixed on certificates. All certificates shall be signed by the Chairman of the Board, President, or a Vice President and the Secretary, Treasurer, or an Assistant Secretary. Any or all of the signatures on the certificate may be facsimile signatures.

Section 45. Lost Certificates.
            ------------------
     No new share certificate that replaces an old one shall be issued unless the old one is surrendered and canceled at the same time; provided, however, that if any share certificate is lost, stolen, mutilated, or destroyed, the Board of Directors may authorize issuance of a new certificate replacing the old one on any terms and conditions, including a reasonable arrangement for indemnification of the corporation, that the Board may specify.

Section 46. Reports to Shareholders.
            ------------------------
     The  requirement  for the  annual  report to  shareholders  referred  to in
Section 1501(a) of the California Corporations Code is hereby expressly waived so long as there are less than 100 holders of record of the corporation's shares. The Board of Directors shall cause to be sent to the shareholders such annual or other periodic reports as they consider appropriate or as otherwise required by law. In the event the corporation has 100 or more holders of its shares, an annual report complying with Section 1501(a) and, when applicable,
Section 1501(b) of the Corporations Code shall be sent to the shareholders not later than 120 days after the close of the fiscal year and at least fifteen (15) days prior to the annual meeting of shareholders to be held during the next fiscal year.

     If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than 120 days after the close of such fiscal year, deliver or mail to the person making the request within 30 days thereafter the financial statements referred to in Section 1501(a) for such year.

     A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of a corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month, or nine-month period of the current fiscal year ended more than 30 days prior to the date of the request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, the statements referred to in Section 1501(a) of the Corporations Code for the last fiscal year. The statement shall be delivered or mailed to the person making the request within 30 days thereafter. A copy of the statements shall be kept on file in the principal office of the corporation for twelve (12) months and they shall be exhibited at all reasonable times to any shareholder demanding an examination of them or a copy shall be mailed to such shareholder. The income statements and balance sheets referred to shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

Section 47. Indemnity of Officers, Directors, Officers, Employees, and Other
            Agents.
            --------------------------------------------------------------------

          (a)  Agents,  Proceedings,  and  Expenses.
               -------------------------------------
               For the purposes of this Section 47, "agent" means any person who is or was a director, officer, employee or other agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or was serving at the request of such predecessor corporation as a director, officer, employee or agent of another enterprise; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under paragraph
          (c) or the last sentence of paragraph (d) of this Section 47.

          (b)  Right to Indemnification.
               -------------------------
               The corporation shall indemnify each of its directors and officers of vice president level or above and each director or officer of vice president level or above of Tri Counties Bank (the "Bank"), a wholly-owned subsidiary of the corporation, who was or is made a party or is threatened to be made a party to or is otherwise involved in any proceeding against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any such proceeding arising by reason of the fact any such person is or was an agent of the corporation (hereinafter an "indemnitee"); provided, however, that except as provided in paragraph (c) hereof with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this paragraph
          (b) shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided however, that an advancement of expenses incurred by an indemnitee in his or her capacity as an agent of the corporation (and not in any capacity in which service was or is rendered by such indemnitee to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to further right to be indemnified for such expenses under this paragraph
          (b) or otherwise (hereinafter an "undertaking"). Notwithstanding the foregoing, no indemnification shall be made to any indemnitee who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the corporation or the Bank to procure a judgment in its favor for any of the following:

                    (i) In respect of any claim, issue or matter as to which the indemnitee shall have been adjudged to be liable to the corporation (or the Bank, as the case may be) in the performance of that person's duty to the corporation (or the Bank) and its shareholders, unless and only to the extent that the court in which that proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine;

                    (ii) Of amounts paid in settling or otherwise disposing of a pending action without court approval; or (iii) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

          (c) Right of Indemnitee to Bring Suit.
              ----------------------------------
               Except as may otherwise be provided by an agreement between the corporation and an indemnitee: If a claim under paragraph (b) of this
          Section 47 is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of procuring or defending such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this paragraph or otherwise shall be on the corporation.

          (d) Indemnification of Other Agents of the Corporation.
              ---------------------------------------------------
               The corporation may, to the extend authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any other agent of the corporation generally or as to any specific legal action and/or instance, by a duly adopted resolution of the Board of Directors, agreement or otherwise, up to the fullest extent of the provisions of this Section 47 with respect to the indemnification and advancement of expenses for directors and certain officers of the corporation. Notwithstanding the foregoing, to the extent that an agent of the corporation has been successful on the merits in the defense of any proceeding arising by reason of the fact such person is or was an agent of the corporation, or in the defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

          (e) Other Contractual Rights.
              ------------------------
               The  indemnification  provided  by this  Section  47 shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any other bylaw provision, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the Articles of Incorporation of the corporation. The corporation is expressly permitted to enter into agreements with its agents providing for indemnification beyond the indemnification rights granted in this
          Section 47 to the extent such additional rights to indemnification are authorized in the Articles of Incorporation of the corporation. The rights to indemnity hereunder shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of that person. Nothing contained in this Section 47 shall affect any right to indemnification to which persons other than directors and officers of vice president level or above of the corporation or the Bank may be entitled by contract or otherwise.

          (f) Limitations.
              -----------
               No indemnification or advance shall be made under this Section 47, except as provided in the last sentence of paragraph (d) above or by a court in which any proceeding is or was pending upon application made by the corporation or the indemnitee or the attorney or other person rendering services in connection with such defense, in any circumstance which exceeds the limits set forth in Section 204 of California General Corporation Law or where it appears:

                    (i) That it would be  inconsistent  with a provision  of the
               Articles of Incorporation or By-Laws of the corporation, a resolution of the shareholders of the corporation or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

                    (ii) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement. Any other provision herein to the contrary notwithstanding, the corporation shall not be obligated to indemnify an indemnitee for any expenses and/or the payment of profits arising from the purchase and sale by indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     (g)  Insurance.
          ---------
          Upon and in the event of a determination by the Board of Directors of the corporation to purchase such insurance, the corporation shall purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against that liability under the provision of this Section 47.

     (h) Fiduciaries of Corporate Employee Benefit Plan.
         -----------------------------------------------
          This Section 47 does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of the corporation as defined in paragraph (a) of this Section 47. The corporation shall have power to indemnify such a trustee, investment manager or other fiduciary to the extent permitted by Section 207(f) of the California General Corporation Law.

                    (i) Amendment to Provisions of Section 47. No amendment of any provision of this Section 47 shall reduce the rights to indemnification of any director or officer of vice president level or above of the corporation or the Bank from the rights to indemnification which were set forth in this Section 47 at the time of the accrual of the alleged cause of action asserted in any proceeding for which such director or officer is seeking indemnification or an advance of expenses.

                                   ARTICLE VI
                                   Amendments
                                   ----------


Section 48. Amendments by Shareholders.
            --------------------------
     By-Laws may be adopted, amended or repealed by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote; provided, however, that an amendment to Section 15 reducing the number of directors on a fixed-number board or the minimum number of directors on a variable-number board to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting, in the case of action by written consent, are equal to more than 16-2/3 percent of the outstanding shares entitled to vote.

Section 49. Amendment by Directors.
            ----------------------
     Subject to the right of shareholders under the preceding Section 48, by-laws may be adopted, amended, or repealed by the Board of Directors, except that only the shareholders can adopt a by-law or amendment thereto which specifies or changes the number of directors on a fixed-number board, or the minimum or maximum number of directors on a variable-number Board, or which changes from a fixed-number Board to a variable-number Board or vice versa.

                                   ARTICLE VII
                      Committees of the Board of Directors
                      ------------------------------------

Section 50. Committees of the Board of Directors.
            ------------------------------------
     The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board and with such authority and organization as the Board may from time to time determine. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the Board shall have all the authority of the Board, except with respect to:

     (1) The approval of any action for which shareholder approval is also required.

     (2) The filling of vacancies on the Board or in any committee.

     (3) The fixing of compensation of the directors for serving on the Board or on any committee.

     (4) The amendment or repeal of by-laws or the adoption of new by-laws.

     (5) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable.

     (6)  A distribution  to the  shareholders  of the corporation as defined in
          Section 166 of the Corporations Code, except at at rate or in a periodic amount or within a price range determined by the Board.

     (7) The appointment of other committees of the Board or the members thereof.

     The Board of Directors shall designate a chairman for each committee who shall have the sole power to call any committee meeting other than a meeting set by the Board. Except as otherwise established by the Board of Directors, Article III of these By-Laws shall apply to committees of the Board and action by such committees, mutatis mutandis.
            -----------------


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


Section 51. Loans or Guaranties to Officers.
            -------------------------------
     The Board of Directors alone may approve, without counting the vote of any interested director or directors, loans to or guaranties of the obligations of officers of the corporation, whether or not the officers are directors of the corporation, or any employee benefit plan authorizing such loans or guaranties to officers, if the Board of Directors determines that such loan or guaranty or plan may reasonably be expected to benefit the corporation and if, on the date of approval, the corporation has outstanding shares held on record by 100 or more persons.



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